Client Name:
Client Project Name:	BRAVO 2026-NQMR1
Start - End Dates:	2/20/2016 - 6/14/2022
Deal Loan Count:	8

Conditions Report 2.0

Loans in Report:	8
Loans with Conditions:	4

7 - Total Active Conditions
3 - Material Conditions
3 - Compliance Review Scope
3 - Category: TILA/RESPA Integrated Disclosure
4 - Non-Material Conditions
4 - Compliance Review Scope
2 - Category: State Rate Spread
2 - Category: TILA/RESPA Integrated Disclosure
8 - Total Satisfied Conditions

8 - Compliance Review Scope
8 - Category: TILA/RESPA Integrated Disclosure
0 - Total Waived Conditions

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